EXHIBIT 10.2

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.



                                  WARRANT NO. 3

                           To Purchase Common Stock of

                         BAGCRAFT CORPORATION OF AMERICA

                                  Warrant No. 3
                     No. of Shares of Common Stock: 1419.54

                                TABLE OF CONTENTS

Section                                                                     Page

         1.       DEFINITIONS..................................................1

         2.       EXERCISE OF WARRANT..........................................6
                  -------------------
                  2.1.     Manner of Exercise..................................6
                           ------------------
                  2.2.     Payment of Taxes....................................8
                           ----------------
                  2.3.     Fractional Shares...................................8
                           -----------------
                  2.4.     Continued Validity..................................8
                           ------------------

         3.       TRANSFER, DIVISION AND COMBINATION...........................9
                  ----------------------------------
                  3.1.     Transfer............................................9
                           --------
                  3.2.     Division and Combination............................9
                           ------------------------
                  3.3.     Expenses............................................9
                           --------
                  3.4.     Maintenance of Books................................9
                           --------------------

         4.       ADJUSTMENTS..................................................9
                  -----------
                  4.1.     Stock Dividends, Subdivisions and Combinations......9
                           ----------------------------------------------
                  4.2.     Certain Other Distributions........................10
                           ---------------------------
                  4.3.     Issuance of Additional Shares of Common Stock......11
                           ---------------------------------------------
                  4.4.     Issuance of Warrants or Other Rights...............14
                           ------------------------------------
                  4.5.     Issuance of Convertible Securities.................14
                           ----------------------------------
                  4.6.     Superseding Adjustment.............................15
                           ----------------------
                  4.7.     Other Provisions Applicable to
                           Adjustments under this Section.....................16
                           ------------------------------
                  4.8.     Reorganization, Reclassification,
                           Merger, Consolidation or Disposition of Assets.....18
                           ----------------------------------------------
                  4.9.     Other Action Affecting Common Stock................19
                           -----------------------------------
                  4.10.    Certain Limitations................................19
                           -------------------

         5.       NOTICES TO WARRANT HOLDERS..................................19
                  5.1.     Notice of Adjustments..............................19
                  5.2.     Notice of Corporate Action.........................20

         6.       NO IMPAIRMENT...............................................20

         7.       RESERVATION AND AUTHORIZATION OF COMMON STOCK;
         REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL
         AUTHORITY............................................................21

         8.      TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS...........22

         9.       RESTRICTIONS ON TRANSFERABILITY.............................22
                  9.1.     Restrictive Legend.................................22

                  9.2.     Notice of Proposed Transfers;
                           Request for Registration...........................22
                           ------------------------
                  9.3.     Required Registration..............................23
                           ---------------------
                  9.4.     Incidental Registration............................24
                           -----------------------
                  9.5.     Registration Procedures............................24
                           -----------------------
                  9.6.     Expenses...........................................26
                           --------
                  9.7.     Indemnification and Contribution...................27
                           --------------------------------
                  9.8.     Termination of Restrictions........................28
                           ---------------------------
                  9.9.     Listing on Securities Exchange.....................29
                           ------------------------------
                  9.10.    Certain Limitations on Registration Rights.........29
                           ------------------------------------------
                  9.11.    Selection of Managing Underwriters.................29
                           ----------------------------------

         10.      SUPPLYING INFORMATION.......................................29

         11.      LOSS OR MUTILATION..........................................30

         12.      OFFICE OF COMPANY...........................................30

         13.      FINANCIAL AND BUSINESS INFORMATION..........................30
                  ----------------------------------
                  13.1.     Monthly and Quarterly Information.................30
                            ---------------------------------
                  13.2.     Annual Information................................31
                            ------------------
                  13.3.     Filings...........................................31
                            -------

         14.      REPURCHASE BY COMPANY OF WARRANT............................32
                  --------------------------------
                  14.1.     Obligation to Repurchase Warrant..................32
                            --------------------------------
                  14.2.     Option to Repurchase Warrant......................33
                            ----------------------------
                  14.3.      Subsequent Public Offering or Sale...............34
                             ----------------------------------
                  14.4.     Determination and Payment of Repurchase Price.....34
                            ---------------------------------------------

         15.      APPRAISAL...................................................35

         16.      LIMITATION OF LIABILITY.....................................35

         17.      PARTICIPATION IN CORPORATE DISTRIBUTIONS AND
         TAKE-ALONG RIGHTS....................................................36

         18.      MISCELLANEOUS...............................................37
                  -------------
                  18.1.      Nonwaiver and Expenses...........................37
                             ----------------------
                  18.2.      Notice Generally.................................37
                             ----------------
                  18.3.      Indemnification..................................38
                             ---------------
                  18.4.      Remedies.........................................38
                             --------
                  18.5.      Successors and Assigns...........................38
                             ----------------------
                  18.6.      Amendment........................................38
                             ---------
                  18.7.      Severability.....................................38
                             ------------
                  18.8.      Headings.........................................39
                             --------
                  18.9.      Governing Law....................................39
                             -------------

                              EXHIBITS AND ANNEXES


         Exhibit A          -       Subscription Form
         Exhibit B         -        Assignment Form



         Annex A           -        Take-Along Letter Agreement

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.


No. of Shares of Common Stock: 1419.54                    Warrant No. 3



                                     WARRANT

                           To Purchase Common Stock of

                         BAGCRAFT CORPORATION OF AMERICA


                  THIS IS TO CERTIFY THAT GENERAL ELECTRIC CAPITAL CORPORATION, or registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from BAGCRAFT CORPORATION OF AMERICA, a Delaware corporation ("Company"), 1419.54 shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price of $0.001 per share, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

                  This Warrant No. 3 is given in substitution for Warrant No. 2 which was issued by Company to General Electric Capital Corporation on December 30, 1996, and surrendered for cancellation on the Closing Date concurrently with the issuance of this Warrant No. 3.

                  Notwithstanding any contrary provision of this or any other Loan Document, if Company fully consummates a sale of all Common Stock or all or substantially all of its assets and properties on or prior to April 30, 1998 for cash consideration of not less than $92,500,000 in immediately available funds, then this Warrant shall represent the lesser of (a) 1234.46 shares of Common Stock and (b) the number of shares of Common Stock represented by this Warrant immediately prior to such transaction, in each case subject to adjustment as provided herein.

1.   DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by Company after the Commencement Date, other than Warrant Stock.

                  "Affiliate Accounts" shall mean, at any time of determination, all Accounts (including principal, interest and all other amounts owing or outstanding in respect thereof) owing to Company from any of its Affiliates (including, without limitation, ARTRA or BCA), without giving effect to (a) creditworthiness, probability of collection, payment ability or any other write-off, write-down or concept of value diminution or adjustment and without giving effect or (b) any accounting treatment having the effect of recharacterizing any such Account into any equity account or other account having similar effect.

                  "Appraised Value" shall mean, in respect of any share of Common Stock on any date of determination, the fair market value of such share of Common Stock determined (a) without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that Company may have no class of equity registered under the Exchange Act,
(b) assuming that any and all then outstanding shares of preferred stock of the Company and accrued dividends thereon were canceled and permanently retired as of any date of determination without any requirement of payment by the Company in respect thereof, (c) without duplication, after decreasing the fair market value of such share of Common Stock by the amount of the PST Adjustment attributable thereto and (d) treating all Affiliate Accounts as if paid in full in cash to Borrower without any contingency or offsetting adjustment. Such fair market per share of Common Stock shall be based on the value of Company in a sale as a whole and on a going concern basis between a willing buyer and a willing seller, neither acting under compulsion, as determined by an investment banking firm selected in accordance with the terms of Section 15, divided by the number of Fully Diluted Outstanding shares of Common Stock.

                  "ARTRA" shall mean ARTRA GROUP Incorporated, a Pennsylvania corporation.

                  "BCA" shall mean BCA Holdings, Inc., a Delaware corporation.

                  "Book Value" shall mean, in respect of any share of Common Stock on any date of determination, the consolidated book value of Company as of the last day of any month immediately preceding such date of determination, divided by the number of Fully Diluted Outstanding shares of Common Stock as determined in accordance with GAAP by Coopers & Lybrand or any other firm of independent certified public accountants of recognized national standing selected by Company and reasonably acceptable to the Majority Holders, provided that, for purposes of any such determination (a) it shall be assumed that any and all then outstanding shares of preferred stock of the Company and accrued dividends thereon were then canceled and permanently retired without any requirement of payment by the Company in respect thereof, (c) without duplication, the book value of Company shall be decreased by the PST Adjustment and (d) all Affiliate Accounts shall be treated as if paid in full in cash to Borrower without any contingency or offsetting adjustment.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of Illinois.

                  "Closing Date" shall mean the date set forth on the signature page to this Warrant.

                  "Commencement Date" shall mean December 17, 1993.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $.001 par value, of Company as constituted on the Commencement Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of Company in the circumstances contemplated by
Section 4.8.

                  "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" shall mean, in respect of any share of Common Stock on any date of determination, the highest of:

                  (a) the Book Value per share of Common Stock at such date;

                  (b) the Appraised Value per share of Common Stock as at such date; and

                  (c) if there shall then be a public market for the Common Stock, an amount determined in accordance with the following clauses
         (i) and (ii):

                           (i) The  average  of the daily  market  prices for 30
                  consecutive Business Days commencing 45 days before such date shall be determined in accordance with (ii) below (the "Unadjusted Price Per Share"). The Unadjusted Price Per Share shall then be multiplied the number of shares of Common Stock Fully Diluted Outstanding (the result being referred to as the "Unadjusted Gross Value"). The Unadjusted Gross Value shall then be increased by an amount equal to (A) the aggregate amount which would then be payable by the Company if it then redeemed and permanently retired all shares of its outstanding preferred stock, including accrued dividends less (B) the PST Adjustment plus (C) the amount of all Affiliate Accounts, as if paid in full in cash to Borrower without any contingency or offsetting adjustment (collectively, the "Gross-Up Amount"). The sum of the Unadjusted Gross Amount and the Gross-Up Amount is herein referred to as the "Adjusted Gross Amount". The Adjusted Gross Amount shall then be divided by the number of shares of Common Stock Fully Diluted Outstanding to yield a per share amount.

                           (ii) For  purposes of the  foregoing  clause (i), the
                  daily market price for each such Business Day shall be (A) the last sale price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading, (B) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (C) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (D) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (E) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by Company.

                  "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

                  "Deferral Notice" shall have the meaning set forth in Section 14.1(a).

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

                  "Expiration Date" shall mean February 27, 2003.

                  "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of this Warrant, and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding for purposes of determining book value or net income per share in accordance with GAAP by Coopers & Lybrand or any other firm of independent certified public accountants of recognized national standing selected by Company and reasonably acceptable to the Majority Holders.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

                  "GE Capital" shall mean General Electric Capital Corporation, a New York corporation.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered on the books of Company maintained for such purpose.

                  "Initial Holder" shall mean GE Capital.

                  "Liabilities" shall mean the "Obligations" as defined in the Loan Agreement.

                  "Loan Agreement" shall mean the Second Amended and Restated Credit Agreement dated as of the Closing Date by and between Company and GE Capital as Agent and Lender and the other Lenders from time to time party thereto, or any successor agreement between such parties, as the same may be amended, restated, modified or supplemented and in effect from time to time.

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Common Stock then purchasable upon exercise of all Warrants, whether or not then exercisable.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "Offering"  shall  have  the  meaning  set  forth  in  Section
14.1(b).

                  "Other Property" shall have the meaning set forth in Section 4.8.

                  "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

                  "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "PST" shall mean Plastic Specialties and Technologies, Inc., a Delaware corporation.

                  "PST Adjustment" shall mean an amount equal to $5,768,812, (a) $4,135,000 of which constitutes the prior amount paid to redeem 41,350 PST-Held Shares and satisfy unpaid dividends accrued (but not forgiven) thereon as of (but not after) the Commencement Date, (b) $865,000 of which constitutes the amount necessary to redeem the remaining 8,650 PST-Held Shares and (c) $768,812 of which constitutes the amount necessary to satisfy unpaid dividends accrued on such remaining PST-Held Shares as of (but not after) the Commencement Date.

                  "PST-Held Shares" shall mean shares of the Company's preferred stock issued to PST prior to the Commencement Date.

                  "Repurchase Price" shall have the meaning set forth in Section 14.4.

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.1(a).

                  "Sale" shall have the meaning set forth in Section 14.1(b).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in Section 9.2.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

                  "Warrant   Stock"  shall  mean  the  shares  of  Common  Stock
purchased by the holders of the Warrants upon the exercise thereof.

                  Except as otherwise set forth herein, all capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement, regardless of whether the Loan Agreement shall be in effect. Furthermore, notwithstanding the termination of any other Loan Document prior to the termination of this Warrant, for purposes of each reference herein to any such Loan Document or term used herein but defined therein, such reference shall be given effect to as if such Loan Document shall then be in full force and effect.

2.   EXERCISE OF WARRANT

                  2.1 Manner of Exercise. From and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

                  In order to exercise this Warrant, in whole or in part, Holder shall deliver to Company at its principal office at 3900 West 43rd Street, Chicago, Illinois 60632 or at the office or agency designated by Company pursuant to Section 12:

                  (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased;

                  (ii) payment of the Warrant Price applicable with respect to the shares being purchased; and

                  (iii) this Warrant.

Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice and the Warrant Price and this Warrant are received by Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Notwithstanding any provision herein to the contrary, Company shall not be required to register shares in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant.

At the option of the holder  hereof,  payment of the Warrant Price shall be made by:

                  (a) wire transfer of funds to an account in a bank located in the United States designated by the Company for such purpose;

                  (b) certified or official bank check payable to the order of the Company;

                  (c) deducting from the shares delivered upon exercise hereof a number of shares having an aggregate Current Market Price on the date of exercise equal to the aggregate purchase price for all shares as to which this Warrant is then being exercised (and so directing the Company in the notice);

                  (d) by application  of the  Liabilities as provided in Section
2.5 hereof; or

                  (e) by any combination of such methods.

                  If a Holder surrenders any Note issued under the Loan Agreement having an aggregate value which exceeds the aggregate Warrant Price, a new Note shall be issued under the Loan Agreement in the principal amount equal to that portion of such surrendered principal amount not applied to the Warrant Price not paid in cash to the Holder; provided, however, that such new Note shall be in a principal amount equal to the next lowest integral multiple of $1,000 and the Company shall pay in cash to the Holder the difference between the Warrant Price and such in next lowest integral multiple of $1,000.

                  2.2 Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof (other than any income taxes imposed on Holder in connection herewith), unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder and (except with respect to any such income taxes) reimbursed to Holder by Company .

                  2.3 Fractional Shares. Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

                  2.4 Continued Validity. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10, 13 and 17 of this Warrant. Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the shares of Common Stock issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of Company to afford to such holder all such rights.

3    TRANSFER, DIVISION AND COMBINATION

                  3.1 Transfer. Subject to compliance with Sections 9 and 14, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of Company referred to in
Section 2.1 or the office or agency designated by Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and if such transfer is not to be made pursuant to Section 14, funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  3.2 Division and Combination. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer which may be involved in such division or combination, Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.2 Expenses. Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 3.

                  3.3 Maintenance of Books. Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.   ADJUSTMENTS

                  The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

                  4.1 Stock Dividends, Subdivisions and Combinations. If at any time Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                   (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                   (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then: (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event; and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

                  4.2 Certain Other Distributions. If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (a) cash (other than a cash distribution or dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of Company),

                  (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then:

                   (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment by a fraction;

                           (A) the  numerator  of  which  shall  be the  Current
                  Market Price per share of Common Stock at the date of taking such record, and

                           (B) the  denominator  of which shall be such  Current
                  Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of

                                    (x) any such cash so distributable, plus

                                    (y) the fair  value (as  determined  in good
                           faith by the Board of Directors of Company and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Majority Holders) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable; and

                  (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

                  4.3 Issuance of Additional Shares of Common Stock.

          If at any time Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Warrant Price at the time the Additional Shares of Common Stock are issued, then:

                  (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by multiplying the Current Warrant Price then in effect by a fraction

                           (A) the  numerator of which is an amount equal to (x)
                  the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price, plus (y) the consideration, if any, received by Company upon such issue or sale, and

                           (B) the  denominator  of which is the total number of
                  shares of Common Stock Outstanding immediately after such issue or sale; and

                  (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

[Example: Assume Current Warrant Price is $1.00 per share, 90,000 shares outstanding and Warrant is for 10,000 shares. Company issues 10,000 shares for $.10 per share or $1,000 total. Current Warrant Price is adjusted by multiplying $1.00 by the following fraction:

numerator          =        (90,000 x $1.00) + $1,000        =        $91,000
                            -------------------------                 -------
denominator        =            90,000 + 10,000              =        100,000

Resulting Current Warrant Price = $0.91 per share.

Number of Warrant Shares is then adjusted by multiplying 10,000 by $1.00 and dividing the result (which is $10,000) by the new Current Warrant Price of $0.91. $10,000/$0.91 = 10,989. So the adjusted number of shares for which Warrant may be exercised is 10,989.]

                  (b) If at any time Company shall (except as hereinafter provided) at any time issue or sell any Additional Shares of Common Stock for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then:

                  (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and

                  (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale; and (Y) the denominator of which shall be the number of shares of Common Stock purchasable immediately after such issue or sale.

[Example: Assume Current Market Price is $10.00 per share, 90,000 shares outstanding, Warrant is for 10,000 shares and Current Warrant Price is $1.00 per share. Company issues 10,000 shares for $1.00 per share or $10,000 total.

Number of Warrant Shares is adjusted by multiplying 10,000 by the following fraction:

numerator         =              (90,000 + 10,000)                 =  100,000
                           ---------------------------------          -------
denominator       =        90,000 + ($10,000 divided by $10)       =   91,000

10,000 x (100,000/91,000) = 10,989. So the adjusted number of shares for which Warrant may be exercised is 10,989.]

Current Warrant Price is then adjusted by multiplying $1.00 by the following fraction:

numerator            =       10,000
denominator          =       10,989

Resulting adjusted Current Warrant Price = $0.91 per share.]

                  (c) If at any time Company (except as hereinafter provided) shall issue or sell any Additional Shares of Common Stock in exchange for consideration in an amount per Additional Shares of Common Stock which is less than the Current Warrant Price and less than the Current Market Price (as defined above) at the time the Additional Shares of Common Stock are issued, the adjustment required under Section 4.3 shall be made in accordance with the formula in paragraph (a) or (b) above which results in the lower Current Warrant Price following such adjustment. The provisions of paragraphs (a) and (b) of
Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) or (b) of Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section
4.4 or Section 4.5.

                  (d) If any Additional Shares of Common Stock are issued or sold in exchange for consideration in an amount per Additional Share of Common Stock equal to or greater than the Current Warrant Price and the Current Market Price at the time the Additional Shares are issued, then:

                  (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after the issuance of such Additional Shares of Common Stock, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to the issuance of such Additional Shares of Common Stock; and

                  (ii) the Current Warrant Price as to the number of shares of Common Stock for which this Warrant is exercisable prior to such adjustment shall not change but the Current Warrant Price for each of the incremental number of shares of Common Stock for which this Warrant becomes exercisable after such adjustment shall be equal to the fair value of such consideration per Additional Share of Common Stock.

[Example: Assume Current Market Price is $10.00 per share, 90,000 shares outstanding, Warrant is for 10,000 shares and Current Warrant Price is $1.00 per share. Company issues 10,000 shares for $20.00 per share or $200,000 total.

Number of Warrant Shares is adjusted by multiplying 10,000 by the following fraction:

numerator         =       (90,000 + 10,000)         =       100,000
                          -----------------                 -------
denominator       =                90,000           =        90,000

10,000 x (100,000/90,000) = 11,111  This equals 10% on a fully-diluted basis.

Current Warrant Price for the original 10,000 Warrant Shares remains $1.00 per share. Current Warrant Price for the additional 1,111 Warrant Shares is equal to the fair value of the consideration received for the shares sold by the Company, in this case $20.00 per share. The effect is to give the Holder a pre-emptive right to maintain the 10% by acquiring the additional shares at the sale price.]

                  4.4 Issuance of Warrants or Other Rights. If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than either the Current Warrant Price or the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number of Shares for which this Warrant is exercisable and such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities.

                  4.5 Issuance of Convertible Securities. If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than either the Current Warrant Price or Current Market Price in effect immediately prior to the time of such issue or sale, then the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common

Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of Shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

                  4.6 Superseding Adjustment. (a) If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to
Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities, such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire or be rescinded or canceled or be determined to be illegal, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised (because they have expired, been rescinded or canceled or determined to be illegal), then, for each outstanding Warrant:

                  (i) such previous adjustment to the Warrant made with respect to the issuance of such warrants, rights or Convertible Securities shall be rescinded and annulled and any Additional Shares of Common Stock which were deemed to have been issued (but not in fact issued) by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation; and

                  (ii) a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made on the basis of:

                           (A) treating any Additional Shares of Common Stock which were in fact issued pursuant to such warrants, rights or Convertible Securities as having been issued for the consideration per share which was received; and

                           (B) treating any such warrants or rights or Convertible Securities (if any) which then remain outstanding and are not expired, rescinded, canceled or declared illegal as having been newly granted or issued immediately after the time of such expiration, rescinding, cancellation or declaration of illegality and treating the number of Additional Shares of Common Stock or other property issuable pursuant to such warrants, rights or Convertible Securities as having been issued on such date for the consideration receivable therefor thereunder on such date.

                  (b) If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities, the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights or Convertible Securities shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event then, for each outstanding Warrant:

                  (i) such previous adjustment made with respect to the issuance of such warrants, rights or Convertible Securities shall be rescinded and annulled and any Additional Shares of Common Stock which were deemed to have been issued (but not in fact issued) by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation; and

                  (ii) a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made on the basis of:

                           (A) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued pursuant to the previous exercise of any such warrants or rights or Convertible Securities as having been issued on the date or dates of any such exercise and for the consideration actually received therefor; and

                           (B) treating any such warrants or rights or Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities and treating the number of Additional Shares of Common Stock or other property issuable pursuant to such warrants, rights or Convertible Securities as having been issued on such date for the consideration receivable therefor after giving effect to such increase in the consideration per share.

                  4.7 Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                           Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by Company therefor shall be the amount of the cash received by Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by Company for issuing such warrants or other rights plus the additional consideration payable to Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to Company in respect  of  the  subscription  for or  purchase  of  such  Convertible
         Securities, plus the additional consideration, if any, payable to Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, Company shall be deemed to have received for such
         Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                   (c) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

                   (d) When Adjustment Not Required. If Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                   (e) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by Company to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price.
         Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by Company and escrowed property returned.

                   (f) Challenge to Good Faith Determination. Whenever the Board of Directors of Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by Company and acceptable to the Majority Holders.

                  4.8 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of Company, then each Holder shall have the right thereafter to receive, upon exercise of such Holder's Warrant, the number of shares of common stock of the successor or acquiring corporation or of Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of Company acting in good faith) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  4.9 Other Action Affecting Common Stock. In case at any time or from time to time Company shall take any action in respect of its Common Stock (other than the payment of dividends permitted by Section 4.2(a) or any other action described in this Section 4), then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

                  4.10 Certain Limitations. Notwithstanding anything herein to the contrary, Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

5.   NOTICES TO WARRANT HOLDERS

                  5.1 Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, Company shall forthwith prepare a certificate to be executed by the chief financial officer of Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.2 or 4.7(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 17.2. Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

                  5.2 Notice of Corporate Action. If at any time

                  (a) Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of Company, any reclassification or recapitalization of the capital stock of Company or any consolidation or merger of Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of Company;

then, in any one or more of such cases, Company shall give to Holder (i) at least ten (10) days' prior written notice of the date on which a record date shall be selected for such dividend distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least ten (10) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of Company and delivered in accordance with Section 17.2.

6.   NO IMPAIRMENT

                  Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable Company to perform its obligations under this Warrant.

                  Upon the request of Holder, Company will at any time during the period this Warrant is outstanding (but not more often than twice in any year) acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of Company hereunder.


7.   RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION
     WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  From and after the Closing Date, Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                  Before taking any action which would cause an adjustment reducing the current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, Company shall take any corporate action which may be necessary in order that Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price.

                  Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law (otherwise than as provided in Section 9) before such shares may be so issued, Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or qualified.

8.   TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

                  In the case of all dividends or other distributions by Company to the holders of its Common Stock with respect to which any provision of
Section 4 refers to the taking of a record of such holders, Company will in each such case take such a record and will take such record as of the close of business on a Business Day. Company will not at any time, except upon dissolution, liquidation or winding up of Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.   RESTRICTIONS ON TRANSFERABILITY

                  The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.1 Restrictive Legend. (a) Except as otherwise provided in this Section 9, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and are subject to the conditions specified in a certain Warrant No. 3 dated February 27, 1998, originally issued by Bagcraft Corporation of America. No transfer of the shares represented by this certificate shall be valid or effective until such conditions have been fulfilled. A copy of the form of said Warrant is on file with the Secretary of Bagcraft Corporation of America. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of such Warrant."

                  (v) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "This Warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

                  9.2 Notice of Proposed Transfers; Request for Registration. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give ten (10) days' prior written notice (a "Transfer Notice") to Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to Company, an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, Company shall, within five days thereof, notify the holder of such Warrants or such Restricted Common Stock as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrants or the Restricted Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to Transfer such Warrants or such Restricted Common Stock until receipt of notice from Company under this Section 9.2(a) that such opinion is reasonably satisfactory.

                  The holders of Warrants and Warrant Stock shall have the right to request registration of such Warrant Stock pursuant to Sections 9.3 and 9.4.

                  9.3 Required Registration. After receipt of a written request from the holder of Warrants and/or Warrant Stock representing at least an aggregate of fifty percent (50%) of the total of (i) all shares of Warrant Stock then subject to purchase upon exercise of all warrants and (ii) all shares of Warrant Stock then outstanding, and which are Restricted Common Stock requesting that Company effect the registration of Warrant Stock issuable upon the exercise of such holder's Warrants or of any of such holder's Warrant Stock under the Securities Act and specifying the intended method or methods of disposition thereof (which the Company shall be reasonably satisfied will not be illegal), Company shall promptly notify all holders of Warrants and Warrant Stock in writing of the receipt of such request and each such holder, in addition to any rights under Section 9.4, may elect (by written notice sent to Company within ten (10) Business Days from the date of such holder's receipt of the aforementioned Company's notice) to have its shares of Warrant Stock included in such registration thereof pursuant to this Section 9.3. Thereupon Company shall, as expeditiously as is possible, use its best efforts to effect the registration under the Securities Act of all shares of Warrant Stock which Company has been so requested to register by such holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Warrant Stock so registered; provided, however, that Company shall not be required to effect more than two (2) registrations of any Warrant Stock pursuant to this Section 9.3, unless Company shall be eligible to file a registration statement on Form S-3 (or other comparable short form) under the Securities Act, in which event there shall be no limit on the number of such registrations pursuant to this Section 9.3.

                  If the managing underwriter advises the prospective sellers in writing that the aggregate number of shares of Warrant Stock and other shares of Common Stock, if any, requested to be registered by other holders of registration rights or proposed to be included in such registration by the Company should be less than the number of shares of Warrant Stock and other shares of Common Stock requested or proposed to be registered, the number of shares of Warrant Stock and other shares of Common Stock to be sold by each prospective seller (including the Company) shall be reduced as follows: first, the number of shares of Common Stock proposed to be registered by the holders of Common Stock possessing registration rights granted by the Company other than under or arising from this Warrant shall be reduced to zero, if necessary; second, the number of shares of Common Stock proposed to be registered by the Company shall be reduced to zero, if necessary; and third, the number of shares of Warrant Stock proposed to be included in such registration shall be reduced pro rata among the prospective sellers of shares of Warrant Stock to be sold in the proposed distribution. If such underwriter determines that the number of shares of Common Stock proposed to be sold is insufficient to proceed with such registration or qualification, the Company shall immediately recapitalize its Common Stock to enable such registration and qualification to be completed as such underwriter advises.

                  9.4 Incidental Registration. If Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "demanding security holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Exchange Act) of Company, it will give written notice to all holders of Warrants or Warrant Stock at least 60 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Company. The notice shall offer to include in such filing any or all of the aggregate number of shares of Warrant Stock then outstanding and any or all of the shares of Common Stock for which this Warrant is then exercisable, as such holders may request.

                  Each holder of any such Warrants or any such Warrant Stock desiring to have Warrant Stock registered under this Section 9.4 shall advise Company in writing within 30 days after the date of receipt of such offer from Company, setting forth the amount of such Warrant Stock for which registration is requested. Company shall thereupon include in such filing the number of shares of Warrant Stock for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise Company in writing that, in its opinion, the distribution of the Warrant Stock requested to be included in the registration concurrently with the securities being registered by Company or such demanding security holder would materially and adversely affect the distribution of such securities by Company or any selling stockholders, then the Company and each prospective seller may sell that proportion of the shares of Common Stock to be sold in the proposed distribution which the number of shares of Common Stock proposed to be sold by such prospective seller bears to the aggregate number of Common Stock proposed to be sold by all prospective sellers including the Company. Except as otherwise provided in Section 9.6, all expenses of such registration shall be borne by Company.

                  9.5  Registration  Procedures.  If Company is  required by the provisions of this Section 9 to use its best efforts to effect the registration of any of its securities under the Securities Act, Company will, as expeditiously as possible:

                   (a) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed 90 days;

                   (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 90 days;

                   (c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

                   (d) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall reasonably request or as shall be required by the managing underwriter (provided, however, that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

                   (e) furnish, at the request of any holder requesting registration of Warrant Stock pursuant to Section 9.3, on the date that such shares of Warrant Stock are delivered to the underwriters for sale pursuant to such registration or, if such Warrant Stock is not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Warrant Stock becomes effective, (1) an opinion, dated such date, of the independent counsel representing Company for the purposes of such registration, addressed to the underwriters, if any, and if such Warrant Stock is not being sold through underwriters, then to the holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of Company, addressed to the underwriters, if any, and if such Warrant Stock is not being sold through underwriters, then to the holder making such request and, if such accountants refuse to deliver such letter to such holder, then to Company in a customary form and covering matters of the type customarily covered by such comfort letters as the underwriters or such holders shall reasonably request. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such holders holding a majority of the Warrant Stock being so registered may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the holders holding a majority of the Warrant Stock being so registered may reasonably request;

                   (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

                   (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least twelve
         (12) months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

                  It shall be a condition precedent to the obligation of Company to take any action pursuant to this Section 9 in respect of the securities which are to be registered at the request of any holder of Warrants or Warrant Stock that such holder shall furnish to Company such information regarding the securities held by such holder and the intended method of disposition thereof as Company shall reasonably request, and as shall be required in connection with the action taken by Company, and, if such registration is pursuant to an underwriting, such holder shall enter into an underwriting agreement customary for such transactions.

                  9.6 Expenses. All expenses incurred in complying with Section 9, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for Company, the reasonable fees and expenses of one firm acting as counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to
Section 9.5(d), shall be paid by Company, except that

                   (a) all such expenses in connection with any amendment or supplement to the Registration Statement or prospectus filed more than 90 days after the effective date of such Registration Statement because any holder of Warrant Stock has not effected the disposition of the securities requested to be registered shall be paid by such holder; and

                   (b) Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such holder of Warrant Stock except to the same extent that the Company has agreed to pay fees, discounts or commissions to any underwriter and/or fees and disbursements of counsel for any underwriter in respect of the securities being sold by any other selling stockholder of the Company.

                  9.7 Indemnification and Contribution. In the event of any registration of any of the Warrant Stock under the Securities Act pursuant to this Section 9, Company shall indemnify and hold harmless the holder of such Warrant Stock, such holder's directors and officers, and each other Person (including each underwriter) who participated in the offering of such Warrant Stock and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; or

                  (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action;

provided, however, that Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such holder specifically for use therein or (in the case of any registration pursuant to Section 9.3) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

                  (b) Each holder of any Warrant Stock, by acceptance thereof, agrees to indemnify and hold harmless Company, its directors and officers and each other Person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to Company by such holder of such Warrant Stock specifically for use in the
following  documents  and  contained,   on  the  effective  date  thereof:   any
Registration Statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto.

                  (c) If the indemnification provided for in this Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  9.8 Termination of Restrictions. Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock:

                  (a) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto; or

                  (b) when Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act.

Whenever the restrictions imposed by Section 9 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from Company, at the expense of Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

                  "THE RESTRICTIONS ON  TRANSFERABILITY  OF THE
                  WITHIN WARRANT CONTAINED IN SECTION 9  HEREOF
                  TERMINATED ON __________, ____, AND ARE OF NO
                  FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from Company, at Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 9.1(a).

                  9.9 Listing on Securities Exchange. If Company shall list any shares of Common Stock on any securities exchange, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant so long as any shares of Common Stock shall be so listed during any such Exercise Period.

                  9.10   Certain    Limitations    on    Registration    Rights.
Notwithstanding the other provisions of Section 9:

                  (a) Company shall not be obligated to register the Warrant Stock of any holder if, in the opinion of counsel to Company reasonably satisfactory to the holder and its counsel (or, if the holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such holder's Warrant Stock, in the manner proposed by such holder (or by such investment banking firm), may be effected without registering such Warrant Stock under the Securities Act; and

                  (b) if Company has had a registration statement under which a holder had a right to have its Warrant Stock included pursuant to Sections 9.3 or 9.4 declared effective within one year prior to the date of any request pursuant to Section 9.3, then, until such one year period has expired, Company shall not be obligated to register the Warrant Stock of any holder pursuant to Section 9.3; provided, however, that if any holder elected to have shares of its Warrant Stock included under such registration statement but some or all of such shares were excluded pursuant to the penultimate sentence of Section 9.4, then such one-year period shall be reduced to six months.

                  9.11 Selection of Managing Underwriters. The managing underwriter or underwriters for any offering of Warrant Stock to be registered pursuant to Section 9.3 shall be selected by the holders of a majority of the shares being so registered (other than any shares being registered pursuant to Section 9.4) and shall be reasonably acceptable to Company. The managing underwriter or underwriters for any offering of Warrant Stock to be registered pursuant to Section 9.4 shall be selected by the Company but shall be reasonably acceptable to holders of a majority of the shares of Warrant Stock being registered in such registration.

10.  SUPPLYING INFORMATION

                  Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the

Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.  LOSS OR MUTILATION

                  Upon receipt by Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE Capital shall be sufficient indemnity, so long as GE Capital is not then the subject of a bankruptcy or insolvency proceeding and has not made an assignment for the benefit of its creditors), and in case of mutilation upon surrender and cancellation hereof, Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to Company for cancellation.

12.  OFFICE OF COMPANY

                  As long as any of the Warrants remain outstanding, Company shall maintain an office or agency (which may be the principal executive offices of Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13.  FINANCIAL AND BUSINESS INFORMATION

                  13.1 Monthly and Quarterly Information. (a) While the Loan Agreement is in effect, the Company will deliver to each Holder copies of the monthly financial statements required to be delivered to the agent under the Loan Agreement (the "Agent"), as and when the same are delivered to the Agent. Thereafter, until such time (if ever) as the Company shall become a reporting company under the Exchange Act, the Company will deliver to each Holder, within thirty (30) days after the end of each fiscal month of the Company (a "Fiscal Month"), consolidated and consolidating financial and other information regarding the Company and its Subsidiaries, certified by the chief financial officer of the Company, including (i) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Month and (ii) unaudited statements of income and cash flows for such Fiscal Month, in each case setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the budget, all prepared in accordance with GAAP (subject to normal year-end adjustments and except for the absence of footnotes and except as otherwise disclosed therein in reasonable detail), and accompanied by the certification of the chief executive officer or chief financial officer of the Company that all of such financial and other information is true, complete and correct and presents fairly in accordance with GAAP (subject to normal year-end adjustments and except for the absence of footnotes and except as otherwise disclosed therein in reasonable detail), the financial position, results of operations and statements of cash flows of the Company and its Subsidiaries, on both a consolidated and consolidating basis, as at the end of such Fiscal Month and for the period then ended.

                  (b) From and after the date, if ever, upon which the Company shall become a reporting company under the Exchange Act, the Company shall provide to each Holder, as and when required to be filed with the Commission, copies of all quarterly financial statements and other financial reports required to be filed with the Commission or which the Company elects to file with the Commission or otherwise to publicly disclose.

                  13.2 Annual  Information.  (a) While the Loan  Agreement is in
effect, the Company will deliver to each Holder copies of the annual financial statements required to be delivered to the Agent as and when the same are delivered to the Agent. Thereafter, until such time (if ever) as the Company shall become a reporting company under the Exchange Act, for each fiscal year of the Company (a "Fiscal Year"), the Company will deliver to each Holder audited financial statements for the Company and its Subsidiaries, on a consolidated and consolidating basis, consisting of balance sheets as of the end of such Fiscal Year and statements of income and retained earnings and cash flows for such Fiscal Year, setting forth in comparative form in each case the figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP, certified (only with respect to the consolidated financial statements) without qualification, by an independent certified public accounting firm of national standing and accompanied by: (i) the annual letters to such accountants in connection with their audit examination detailing contingent liabilities and material litigation matters, and (ii) the certification of the chief executive officer or chief financial officer of the Company that all such financial statements are true, complete and correct and present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of the Company and its Subsidiaries, on a consolidated basis, as at the end of such year and for the period then ended. Such annual financial statements shall be delivered to each Holder contemporaneously with filing thereof with the Commission by the Company's parent corporation, ARTRA Group, Incorporated ("ARTRA") so long as ARTRA shall be a reporting company under the Exchange Act, but within one hundred twenty (120) days after the end of each Fiscal Year for any period occurring after the date (if ever) upon which ARTRA shall cease to be a reporting company under the Exchange Act.

                  (b) From and after the date, if ever, upon which the Company shall become a reporting company under the Exchange Act, the Company shall provide to each Holder, as and when required to be filed with the Commission, copies of all annual financial statements, annual reports to stockholders and proxy statements required to be filed with the Commission.

                  13.3 Filings. Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) required to be filed with the Commission and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by Company or ARTRA to the Company's or ARTRA's stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any Registration Statement, prospectus or written communication (other than transmittal letters) (pursuant to the Securities Act), filed by Company or ARTRA with (i) the Commission or (ii) any securities exchange on which shares of Common Stock or any class of securities of ARTRA are listed.

14   REPURCHASE BY COMPANY OF WARRANT

                  14.1 Obligation to Repurchase Warrant.

                  (a) From time to time during the period ending on the Expiration Date and commencing on the earliest to occur of:

                  (i) February 27, 2000

                  (ii) the occurrence of a merger (other than where Company is the surviving corporation and there is no change in or distribution with respect to its Common Stock), sale of substantially all of the assets or sale of the majority of the outstanding shares of Common Stock of Company;

                  (iii) repayment of a material portion of the indebtedness evidenced by the Notes issued under the Loan Agreement with funds derived from any source other than (A) operating income of the Company, or (B) additional capital contributed by the Company's stockholders and obtained by them without any direct or indirect credit support (by guaranty or otherwise) from the Company;

                  (iv) the date upon which a public offering of any class of the Company's securities becomes effective; and

                  (v) the acceleration of the maturities of the Notes issued under the Loan Agreement pursuant to the occurrence of an Event of Default under the Loan Agreement;

(the "Repurchase Period"), upon written notice from any Holder, Company shall repurchase, on the date and in the manner set forth in Section 14.4 below, from such Holder all or the portion of this Warrant designated in such notice for an amount determined by multiplying (x) the number of shares of Common Stock subject to this Warrant or portion thereof being repurchased by (y) the difference between the Current Market Price per share of Common Stock as of the date of such notice and the Current Warrant Price per share of Common Stock as of the date of such notice; provided, however, that if no Event of Default under the Loan Agreement shall have occurred and then be continuing, Company shall have the right, upon delivery of a written notice (the "Deferral Notice") to the Holder within thirty (30) days following its receipt of the repurchase notice, to satisfy its obligations under this Section 14.1 to repurchase this Warrant or a portion thereof by effecting, at Company's expense, within one hundred twenty
(120) days after the date of the Deferral Notice, an underwritten public offering on a firm commitment basis of the shares of Common Stock subject to the Warrant requested to be repurchased, the net proceeds (after underwriting discounts and commissions) of which shall not be less than the amount required for such repurchase, in which event such repurchase of the Warrant shall be deferred and such underlying Common Stock shall be sold pursuant to such public offering. Nothing herein shall preclude the exercise by Holder of any portion of this Warrant exercisable at any time prior to such repurchase.

                  (b) Notwithstanding the provisions of Section 14.1(a), if, at any time during the period between the date on which any Holder shall have exercised its rights under this Section 14.1 to cause Company to repurchase all or a portion of such Holder's Warrant through and including the date on which such Holder has received in cash the amount payable by the Company in respect of such repurchase (the "Sale Period"), (i) any shares of Common Stock are sold by the Company or any stockholder of the Company pursuant to an effective
Registration Statement filed with the Commission with respect to a public offering of Common Stock (an "Offering") or (ii) Company shall consolidate or merge with, sell not less than 90% of its Common Stock to, or sell all or substantially all of its property and assets to, any Person, and the consideration received by stockholders in connection with such merger, consolidation or sale shall consist solely of cash (a "Sale"), then (1) in the case of an Offering, if the net offering price per share to Company (after deduction of all underwriters' discounts, fees, commissions and expenses related to any such offering which would be payable by Holder if such Warrant Shares had been registered and sold in such offering under Section 9 hereof, but without deducting the value of any warrants, options or other rights granted or sold by Company to any such underwriter) upon consummation of such offering, after deducting the Current Warrant Price per share of the Common Stock as of such date (even though beyond the expiration of the Sale Period) exceeds the Repurchase Price per share of Common Stock paid to any Holder for the Warrant upon any such repurchase, Company shall forthwith upon the consummation of such offering pay to such Holder the amount of such excess multiplied by the number of shares of Common Stock subject to the Warrant repurchased as an additional amount of Repurchase Price hereunder and (2) in the case of a Sale, such Holder shall (whether or not such Holder shall have previously surrendered such Holder's Warrant for repurchase by Company pursuant to this Section 14) be entitled to receive, on the date of such Sale, the higher of (A) the amount payable to such Holder as determined pursuant to Section 14.1(a) and (B) an amount equal to the amount of cash such Holder would have received upon such Sale had such Holder's Warrant (or the portion thereof being repurchased) been fully exercised immediately prior thereto less the aggregate Current Warrant Price payable at the time of such Sale for the purchase of the shares of Common Stock then subject to such Holder's Warrant (or the portion thereof being repurchased).

                  (c) Notwithstanding any provision contained in this Warrant to the contrary, should Company for any reason fail to perform its obligations arising under Section 14.1 hereof, such obligations shall in all respects continue until Company has fulfilled such obligations.

                  14.2 Option to Repurchase Warrant. From time to time on or after (a) the Closing Date, in the case of the successful consummation of a sale of not less than 90% of the Common Stock or all or substantially all of the Company's property and assets, in each case for cash consideration in the form of immediately available funds and (b) in all other cases, February 27, 2000, in each case until the Expiration Date, and, with respect to any shares of Warrant Stock requested to be registered pursuant to Section 9.3 hereof, Company shall have the right, upon written notice to any Holder, to repurchase from such Holder, from any source of funds legally available therefor, on the date and in the manner set forth in Section 14.4 below, all or any part of the Warrant then held by such Holder for an amount (subject to the adjustment provided in Section
14.3 below) determined by multiplying the number of shares of Common Stock subject to such Warrant or portion thereof being repurchased by the difference between the Current Market Price per share of

Common Stock as of the date of such notice and the Current Warrant Price per share of Common Stock as of the date of such notice; provided, however, that nothing herein shall preclude the exercise by Holder of any portion of this Warrant exercisable at any time prior to such repurchase.

                  14.3  Subsequent  Public  Offering or Sale.  In the event that
Company exercises its repurchase right pursuant to Section 14.2 hereof and at any time within six (6) months following the date of such repurchase an Offering or a Sale shall be consummated then (a) in the case of an Offering, if the net offering price per share to Company (after deduction of all underwriters' discounts, fees, commissions and expenses related to any such offering which would be payable by Holder if such Warrant Shares had been registered and sold in such offering under Section 9 hereof, but without deducting the value of any warrants, options or other rights granted or sold by Company to any such underwriter) upon consummation of such offering, after deducting the Current Warrant Price per share of the Common Stock as of such date (even though beyond the expiration of such 6-month period) exceeds the Repurchase Price per share of Common Stock paid to any Holder for the Warrant upon any such repurchase, Company shall forthwith upon the consummation of such offering pay to such Holder the amount of such excess multiplied by the number of shares of Common Stock subject to the Warrant repurchased as an additional amount of Repurchase Price hereunder and (b) in the case of a Sale, such Holder shall (whether or not such Holder shall have previously surrendered such Holder's Warrant for repurchase by Company pursuant to this Section 14) be entitled to receive, on the date of such Sale, the higher of (i) the amount payable to such Holder as determined pursuant to Section 14.1(a) and (ii) an amount equal to the amount of cash such Holder would have received upon such Sale had such Holder's Warrant (or the portion thereof being repurchased) been fully exercised immediately prior thereto less the aggregate Current Warrant Price payable at the time of such Sale for the purchase of the shares of Common Stock then subject to such Holder's Warrant (or the portion thereof being repurchased).

                  14.4 Determination and Payment of Repurchase Price. The purchase price for any repurchase pursuant to this Section 14 (the "Repurchase Price") shall be determined within ninety (90) days of the date of the repurchase notice received or given by Company pursuant to Section 14.1 or 14.2, and shall be payable in cash within twenty (20) days following the date of such determination of the Repurchase Price. On the date of any repurchase of Warrants pursuant to this Section 14, each Holder shall assign to Company such Holder's Warrant or portion thereof being repurchased, as the case may be, without any representation or warranty (other than customary representations and warranties as to ownership, absence of liens and due authority to consummate such transaction), by the surrender of such Holder's Warrant at the principal office of Company referred to in Section 2.1 against payment therefor of the Repurchase Price by, at the option of such Holder, (i) wire transfer to an account in a bank located in the United States designated by such Holder for such purpose,
(ii) a certified or official bank check drawn on a member of the New York Clearing House payable to the order of such Holder or (iii) in the case of a sale of not less than 90% (but not all) of the Common Stock, securities identical to those received by the selling stockholders of the Common Stock pursuant to such sale, ratably according to the percentage of aggregate shares of Common Stock not so sold by such selling stockholders (with the remainder of the Repurchase Price being paid as the Holder may request pursuant to clauses
(i) or (ii) above). If less than all of any Holder's Warrant is being repurchased, Company shall, pursuant to Section 3, cancel such

Warrant and issue in the name of, and deliver to, such Holder a new Warrant for the portion not being repurchased.

                  (b) Each Holder shall have the right at any time to object to the determination of Current Market Value pursuant to this Section 14 by specifying in writing to Company the nature of its objection and, unless such objection is resolved by agreement of Company and such Holder, Company and such Holder shall each have the right to subject the disputed determination to separate firms of independent accountants of recognized national standing for a joint resolution of the objection of such Holder (which firms of independent accountants may, in either case, be the firms of accountants regularly retained by Company or such Holder). If such firms cannot jointly resolve the objection of such Holder, then, unless otherwise directed by agreement of Company and such Holder, such firms shall in their sole discretion choose another firm of independent certified public accountants of recognized national standing, which is not the regular auditor of such Holder or Company, which firm shall resolve such objection. In either case, for purposes hereof the determination so made shall be conclusive and binding on Company, such Holder and all Persons claiming under or through any of them, and any adjustment in the determination of Book Value and the Repurchase Price per share of Common Stock resulting from such determination shall be made. The cost of any such determination shall be borne:
(i) by Company if it results in an increase of the aggregate Repurchase Price for all shares of Common Stock issuable upon the exercise hereof of ten percent (10%) or more; (ii) by such Holder if it results in a decrease of the aggregate Repurchase Price for all shares of Common Stock issuable upon the exercise hereof of ten percent (10%) or more; and (iii) equally by the Company and the Holder in any other case.

                  (c) Any repurchase by Company of all or any portion of the Warrant pursuant to Section 14.1 which is delayed by (1) the failure of Company to determine the Repurchase Price within the time periods required in Section 14.4(a) or (2) an objection by any Holder of the Warrant to any determination of Book Value pursuant to Section 14.4(b) shall be consummated within 10 days after, as the case may be, the determination of the Repurchase Price or the resolution of such objection.

                  (d) In the event that the determination of the Repurchase Price requires an opinion from an investment banking firm or accounting firm, all costs and fees associated therewith shall be paid by Company.

15.  APPRAISAL

                  The  determination  of the Appraised Value per share of Common
Stock shall be made by an investment banking firm of nationally recognized standing selected by Company and acceptable to the Majority Holders. If the investment banking firm selected by Company is not acceptable to the Majority Holders and Company and the Majority Holders cannot agree on a mutually acceptable investment banking firm, then the Majority Holders and Company shall each choose one such investment banking firm and the respective chosen firms shall agree on another investment banking firm which shall make the determination. Company shall retain, at its sole cost, such investment banking firm as may be necessary for the determination of Appraised Value required by the terms of this Warrant, except as otherwise provided in Section 14.4(b).

16.  LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.


17.  PARTICIPATION IN CORPORATE DISTRIBUTIONS AND TAKE-ALONG RIGHTS

                  17.1 Company's Obligation to Make Payments.

                  (a) Company shall not declare, make or pay any dividend or other distribution, whether in cash, securities or other property, with respect to its Common Stock (a "Distribution") unless it concurrently makes a cash payment to the holder of this Warrant equal to (1) the amount of cash plus the fair value of any property or securities distributed with respect to each outstanding share of Common Stock at the time, as determined in good faith by the Board of Directors of Company, multiplied by (2) the number of shares of Common Stock then issuable upon exercise of this Warrant.

                  (b) Except for repurchases of Warrant Shares upon the exercise of the repurchase options contained in Section 14 hereof, Company shall not repurchase or redeem any of its equity securities or any securities convertible into or exchangeable for such equity securities or any warrants or other rights to purchase such equity securities unless it concurrently makes a cash payment to the holder of this Warrant equal to the product of (i) the quotient obtained by dividing (x) the aggregate amount of cash and the aggregate fair value of any property paid out by Company in connection with any such repurchase or redemption at the time, as determined in good faith by the Board of Directors of Company, by (y) the number of shares of Common Stock outstanding on a fully diluted (excluding shares of Common Stock then issuable upon exercise of this Warrant) immediately after such repurchase or redemption, and (ii) the number of shares of Common Stock then issuable upon the exercise of this Warrant. Upon any such payment by the Company, the number of shares of Common Stock then issuable upon the exercise of this Warrant shall be adjusted by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such payment by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such repurchase or redemption, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such repurchase or redemption. Concurrently, the Holder of this Warrant shall deliver the same to the Company for cancellation and the Company shall deliver to Holder a new Warrant evidencing the adjusted number of unpurchased shares of Common Stock called for by this Section 17.1(b), which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. [Example: 90 shares are outstanding and Warrant is for 10 shares (10% on a fully diluted basis). Company redeems 10 shares for $8 each ($80 total). 80 shares are left outstanding. $80 divided by 80 shares = $1 per share. 10 x $1 = $10 to be delivered to Holder. Warrant is then adjusted by multiplying 10 (pre-payment number of exercisable shares) by 80/90. Resulting Warrant is for 8.89 shares or 10% of post-redemption stock on a fully-diluted basis.]

                  17.2 Take-Along Rights. Each holder of Warrants or Warrant Shares shall have the right to be taken along in the sale of any Common Stock by BCA, the principal stockholder of the Company, or in any sale of capital stock of BCA by ARTRA, in accordance with the letter addressed to each holder, and any assignee, transferee or successor, a copy of which is attached as Annex A hereto and made a part hereof.

18.  MISCELLANEOUS

                  18.1 Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  18.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of Company maintained for such purpose.

                  (b)        If to Company, at:

                             Bagcraft Corporation of America
                             3900 West 43rd Street
                             Chicago, Illinois  60632
                             Attention: Mark Santacrose, Esq.
                             Telecopy Number: (773) 254-8204

                             with a copy to:

                             Philip E. Ruben
                             Kwiatt, Silverman & Ruben, Ltd.
                             500 Central Avenue
                             Northfield, IL  60093
                             Telecopy: (847) 441-7696

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited in the United States mail, certified, or one (1) Business Day after the same has been deposited with a reputable overnight courier with instructions to deliver the same on the next Business Day. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  18.3 Indemnification. Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of (i) Holder's exercise of this Warrant and/or ownership of any shares of Warrant Stock issued in consequence thereof, or (ii) any litigation to which Holder is made a party in its capacity as a stockholder of Company; provided, however, that Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's gross negligence, bad faith or willful misconduct in its capacity as a stockholder or warrant holder of Company.

                  18.4 Remedies. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Warrant. Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 9 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  18.5 Successors and Assigns. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to
Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

                  18.6 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of Company and the Majority Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

                  18.7 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  18.8 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  18.9 Governing Law. This Warrant shall be governed by the internal laws and decisions of the State of Illinois, without regard to the provisions thereof relating to conflict of laws.


                  [Balance of page left intentionally blank; signature page follows.]

                  IN WITNESS WHEREOF, Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated:  February ___, 1998


                                             BAGCRAFT CORPORATION OF AMERICA


                                             By:____________________________

                                             Title:_________________________

Attest:


By:_______________________________

Title:_____________________________

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ____ Shares of Common Stock of Bagcraft Corporation of America and herewith makes payment therefor in the amount of $___________ as follows:

         $______________ by wire transfer;

         $______________ by certified or official bank check enclosed herewith;

         $______________ by deducting from the shares delivered upon exercise hereof a number of shares having an aggregate Current Market Price on the date of exercise equal to the aggregate purchase price for all shares as to which this Warrant is then being exercised;

         $_____________ by application of the Liabilities as provided in Section
         2.5 of this Warrant;

all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to________________________ whose address is__________________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

                              -------------------------------------
                              (Name of Registered Owner)

                              ------------------------------------
                              (Signature of Registered Owner)

                              ------------------------------------
                              (Street Address)

                              ------------------------------------
                              (City)          (State)   (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                            No. of Shares of
                                                        Common Stock





and does hereby irrevocably constitute and appoint attorney-in-fact to register such transfer on the books of Bagcraft Corporation of America maintained for the purpose, with full power of substitution in the premises.

Dated:_______________                        Print Name:________________________

                                             Signature:_________________________

                                             Witness:___________________________


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                     ANNEX A


                                February 27, 1998

To Each Holder of a Warrant to Purchase
Common Stock of Bagcraft Corporation of America and all Assignees, Transferees and
Successors of such Holder:

          Reference is made to the Warrant of even date herewith to purchase the Common Stock of Bagcraft Corporation of America, a Delaware corporation (the
"Company"), issued to General Electric Capital Corporation, a New York corporation ("GE Capital"), (as from time to time amended, replaced, refinanced, restated, superseded, supplemented or otherwise modified). All capitalized terms used in this agreement which are defined in the Warrant are used as defined in the Warrant unless the context otherwise requires.

          The undersigned, BCA Holdings, Inc., a Delaware corporation ("BCA") and ARTRA GROUP Incorporated, a Pennsylvania corporation ("ARTRA"; collectively, BCA and ARTRA are referred to herein as the "Controlling Stockholders"), warrant, covenant and agree with the holders of the Warrant and the Warrant Stock, their assignees, transferees and successors (the "Warrantholders") as follows:

          If any Controlling Stockholder proposes any sale (other than pursuant to a public offering) (a "Sale) of all or a portion of its common stock of the Company ("Common Stock") or any class of capital stock of BCA ("BCA Stock') (collectively, Common Stock and BCA Stock are referred to herein as "Controlling Stock"), the Controlling Stockholders shall provide for such Sale on a basis which includes a ratable share of all shares which have been issued or then are issuable under the Warrant (collectively "Warrant Stock") on a pro-rata basis.

          1. The Controlling Stockholders shall give each Warrantholder written notice of a proposed Sale of Controlling Stock not less than 45 days before such Sale is to take place. The notice ("Sale Notice") shall set forth:

                           a.    the name and address of the Proposed Purchaser;

                           b. the name and address of each Warrantholder as shown on the records of the Company, the number of shares of Warrant Stock held by or issuable to each Warrantholder;

                           c. the number and nature of shares of Controlling Stock proposed to be transferred by the Controlling Stockholders;

                           d. the proposed amount and form of consideration and terms and conditions of payment offered by such Proposed Purchaser; and

                   e. the signed agreement of the Proposed Purchaser acknowledging that he has been informed of this letter agreement and has agreed to purchase Warrant Stock in accordance with the terms hereof.

          2. The take-along rights provided in this agreement may be exercised by any Warrantholder (an "Electing Warrantholder") by delivery of a written notice (a "Take-Along-Notice") to the Company or ARTRA (with a copy to each other Warrantholder) within thirty (30) days after receipt of the Sale Notice. A Take-Along Notice shall state the number of shares of Warrant Stock which the Warrantholder wishes to include in such Sale to the Proposed Purchaser.

          3. The Warrantholders shall be entitled to sell to the Proposed Purchaser Warrant Stock at the same price per share as the price per share to be paid for Controlling Stock and otherwise on the same terms as are to be applicable to the sale of the Controlling Stock, except as provided in paragraph 4 below. The Warrantholders shall be entitled to sell the same percentage of the Warrant Stock held by them, as that percentage of the Controlling Stock ultimately sold by the Controlling Stockholders (after reductions to permit the sale of the Warrant Stock).

          4. Any shares of Warrant Stock purchased from the Warrantholders pursuant to this agreement shall be purchased on terms and conditions which do not include the making of any representations and warranties, indemnities or other similar agreements other than the representations, warranties and indemnities as to the ownership of such shares of Warrant Stock and the due authority to sell such shares.


BCA HOLDINGS, INC.                              ARTRA GROUP INCORPORATED


By:_______________________                      By:_______________________

Title:______________________                    Title:____________________